UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2010
Comm Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-17455	23-2242292

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North State Street, Clarks Summit, PA	18411

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (570) 586-0377
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index on Page 4

Item 1.01 Entry Into A Material Definitive Agreement.
On August 9, 2010, the Registrant and F.N.B. Corporation (NYSE: FNB) entered into an Agreement and Plan of Merger, whereby the Registrant will be merged with and into F.N.B. Corporation and a related bank merger agreement by and between the Registrant’s wholly-owned subsidiary bank, Community Bank and Trust Company and F.N.B. Corporation’s wholly-owned subsidiary bank, First National Bank of Pennsylvania. The closings on these mergers are conditioned upon, among other things, approvals of applicable regulatory agencies and the stockholders of the Registrant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comm Bancorp, Inc. (Registrant)
Date: August 10, 2010	By:	/s/ Scott A. Seasock
Scott A. Seasock
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
99.1	Press Release dated August 9, 2010.

99.2	Plan of Merger with Exhibits A, B and C.

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